Exhibit 10.10

[Translator’s note:- Words in italics are English in the original]

[Translation]

Co-operative Operation Contract

Party A:	Xiamen Tian Zhu (transliteration in Putonghua) Industrial Development Company Limited
Business registration No.:
Legal person: Li Shuizuan (transliteration in Putonghua)
Mode of contact:          13906051658
Location: Dong Men Tian Zhu(transliteration in Putonghua) of Hai Cang (transliteration in Putonghua) District, Xiamen City

Party B:	Fujian Qianlon (transliteration in Putonghua) Agricultural Technology Company Limited (Incorporating)
Business registration No.:
Person in charge of Incorporation: TSAI Hsui Ping (transliteration in Putonghua)
Mode of contact: 13905957501

Location: Room 602, Hua Jing (transliteration in Putonghua) Court, Hua Tai (transliteration in Putonghua) Gardens of No.231, Hai Tian (transliteration in Putonghua) Road, Hu Li (transliteration in Putonghua) District, Xiamen City

In order to speed up the economic developments in agriculture and forestry, quicken the adjustments in agricultural and forestial structures so as to further put into effect the growing of young plants project set up by Xiamen City Development and Reform Commission; both Party A and Party B, based on the principle of supplementing each other with each other’s advantage and being mutually beneficial to each other and for the purpose of co-operation, reach the following agreement on the basis of being fair, being mutually beneficial, being honest to each other and in accordance with the relevant rules, regulations and policies as well as the provisions stipulated by “People’s Republic of China’s Law on Contracts” so as to keep each other’s words:

1.
The eligibility of Party A and Party B: Both Party A and Party B are enterprises and natural persons coming into being in accordance with relevant stipulations of People’s Republic of China’s laws; they can independently shoulder their responsibilities, perform their obligations and they are entitled to statutory rights.

2.	Tenure of co-operation: From 31st May 2010 to 31st December 2029.

3.	Mode of co-operation:
3.1
Party A shall provide the co-operation venue covering an area of 100 mu which situated at Xi Tang She (transliteration in Putonghua), Hong Tang (transliteration in Putonghua) Village of Dong Fu (transliteration in Putonghua) Town, but the result of the survey of the actual area of the number of mu shall prevail. Party A shall also provide the topographic map of the area and shall mark the coordinate setting on the map. It is necessary for Party A to provide Party B with the relevant co-operative agreement document over the origin of the co-operative land for record purpose. Party A shall also provide the existing basic facilities required for the development of the project on the land and Party A shall also be responsible to build up the friendly relationship with local peasants after the piece of land is put to use;

3.2
For the purpose of co-operative operation, Party B shall be responsible to provide high-tech guidance in forestry and agriculture; it shall also be responsible for providing the high-tech propagation method in agriculture and forestry and Party B can, depending on the need of the co-operation project, continue to make investments in infrastructures. Party A confirms that the intellectual property rights pertaining all techniques and modes of co-operation provided by Party B during the co-operation process belong to Party B. Party B shall be responsible for the task until it is completed and the co-operation project shall be managed by Party B and Party B has the right to exercise its discretion in respect of the sums of investment funds injected, the method of management of all infrastructures on the piece of land, the orientation of scientific research, the number of the growing of young plants projects, etc.

4.
Distribution of profits: Party B shall pay the fees for the usage of the land and for the usage of the facilities as well as the management fees in relation to surrounding areas to Party A every year, and the percentage of the benefits in respect of the co-operation projects completed shall be calculated as well. For the sake of convenience of statistical settlement, it is stipulated by the two parties that the mode of calculation shall be RMB1,000.00 exactly per mu per year; namely Party A’s annual fees for the usage of the land, for the usage of the facilities and for the management of the surrounding areas as well as the percentage of the benefits in respect of the co-operation projects completed shall be 100 x 1000 = RMB100,000.00 dollars/year.

5.	Rights and obligations:

5.1	Party A’s rights and obligations:

5.1.1	To safeguard the two parties’ co-operation project, not to have it changed or terminated;

5.1.2	If there are other organizations or individuals interfering with the co-operation project unlawfully, Party A shall be responsible for eliminating such interference;

5.1.3	Party A shall ensure that roads leading to the forestial land in the co-operation project shall be used gratis and people shall have smooth passage on the roads;

5.1.4	Party A shall undertake to have the lawful right of usage of the land during the existence of this co-operative agreement.

5.1.5
Party A shall ensure that during the co-operation period, no other parties or individuals shall claim for the right of usage of the piece of land and of the facilities, and that there is no collateral security or rights of any kind claimed as regards the piece of land. If the right of usage of the land is in issue or disputed, Party A shall be responsible for settlement and if the dispute causes Party B’s failure to exercise its rights under the co-operation agreement or to suffer any loss, Party A shall bear all responsibilities so as to compensate Party B’s direct loss or expected loss and Party B shall also be entitled to terminate this agreement;

5.1.6	Party A shall cooperate with Party B in the processing of relevant files, registration, examination and approval of the relevant papers and certificates processed by the Forestry Bureau;

5.1.7
Party A shall actively co-ordinate with Party B in order to go through formalities in relation to the processing of the relevant files, registrations, examination and approval of the relevant papers as well as certificates processed by the Forestry Bureau;

5.1.8
Party A shall keep it secret with regard to the high-tech propagation method in agriculture and forestry as well as other techniques provided by Party B. If party A is to divulge such techniques to anybody by any means, Party A shall bear all legal consequences.

5.2	Party B’s rights and obligations:

5.2.1	To safeguard the two parties’ co-operation project, not to have it changed or terminated;

5.2.2
Party B shall pay fees for the usage of land, the usage of the facilities, fees for the management of the surrounding and fees in respect of the percentage of the benefits of the task in the co-operation project completed to Party A according to the time, mode and amounts stipulated in the agreement;

5.2.3	Party B shall have the right to use the area of the land as stipulated by this agreement;

5.2.4
Fees for going through the formalities in relation to the processing of relevant files, registrations, examination and approval of the relevant papers and certificates processed by the Forestry Bureau shall be borne by Party B;

5.2.5	At the expiry of the co-operation period, Party B has to right to decide whether to fall the trees or to keep them.

6.	Special provisions:

6.1
Party A shall provide the topographic map of the land used in co-operation and shall mark the coordinate setting on the map; it is necessary for Party A to provide Party B with the relevant co-operative agreement document over the origin of the co-operative land for record purpose;

6.2
Before the co-operative agreement is entered into, all trees originally growing on the land shall belong to the co-operation project gratis. When it is necessary to augment the scope of the co-operative land because of the development of the co-operation project, Party A shall be responsible to provide the piece of land needed for the co-operation project from the 600 mu of land which Party A has originally been contracted to use and the fees for such provision shall be calculated and settled belatedly according to the criteria previously stipulated in this contract; and Party B shall also be entitled to increase the areas of land used in the co-operation project.

6.3
In case that the State is to commandeer the use of the co-operative land for the need of constructions during the performance of this agreement, both Party A and Party B shall submit themselves to the demand. At the termination of this agreement, Party A shall be responsible to deal with all governmental matters, and Party B shall be responsible to remove all new structures on the land. Party B shall have the full right to deal with all creditor’s rights and liabilities arising from the co-operation period.

7.
In case that this agreement is terminated before the agreed time due to any reason caused by Party A or Party B, causing financial loss to the opposite party; the party causing such reason shall compensate the opposite party for the loss.

8.
If there are unresolved matters during the period of the performance of the co-operation contract, both parties can, after friendly negotiations and having reached unanimous opinions, conclude a supplementary agreement which shall the same legal effect.

9.
If there are disputes arising from this agreement during its period of performance, both parties shall solve such disputes after friendly negotiations; and in case that those negotiations fail, then the disputes shall be solved by Xiamen Arbitration Commission in accordance with People’s Republic of China’s laws applicable in China.

This agreement is in hexade; Party A is holding two copies and Party B is holding four copies. This agreement has the same legal effect after it is signed and seals are affixed by both parties.

Party A (signed and sealed): Seal of Xiamen Tian Zhu Industrial Development Company Limited
Legal person or authorized person: /s/ Illegible

Party B (signed and sealed): Seal of Fujian Qianlon Agricultural Technology Company Limited, (Incorporating)
Person in charge of Incorporation or its authorized representative /s/: Illegible

Date: 31st May 2010

[Translator’s note:- Words in italics are English in the original]

[Translation]

Co-operative Operation Contract

Party A:	Xiamen Tian Zhu (transliteration in Putonghua) Industrial Development Company Limited
Business registration No.:
Legal person: Li Shuizuan (transliteration in Putonghua)
Mode of contact:          13906051658
Location: Dong Men Tian Zhu (transliteration in Putonghua) of Hai Cang (transliteration in Putonghua) District, Xiamen City

Party B:	Fujian Qianlon (transliteration in Putonghua) Agricultural Technology Company Limited
Business registration No.:
Person in charge of Incorporation: ANG Stanley (transliteration in Putonghua)
Mode of contact: 18759964696

Location: Room 602, Hua Jing (transliteration in Putonghua) Court, Hua Tai (transliteration in Putonghua) Gardens of No.231, Hai Tian (transliteration in Putonghua) Road, Hu Li (transliteration in Putonghua) District, Xiamen City

In order to speed up the economic developments in agriculture and forestry, quicken the adjustments in agricultural and forestial structures so as to further put into effect the growing of young plants project set up by Xiamen City Development and Reform Commission; both Party A and Party B, based on the principle of supplementing each other with each other’s advantage and being mutually beneficial to each other and for the purpose of co-operation, reach the following agreement on the basis of being fair, being mutually beneficial, being honest to each other and in accordance with the relevant rules, regulations and policies as well as the provisions stipulated by “People’s Republic of China’s Law on Contracts” so as to keep each other’s words:

1.
The eligibility of Party A and Party B: Both Party A and Party B are enterprises and natural persons coming into being in accordance with relevant stipulations of People’s Republic of China’s laws; they can independently shoulder their responsibilities, perform their obligations and they are entitled to statutory rights.

2.	Tenure of co-operation: From 30th December 2010 to 31st December 2029.

3.	Mode of co-operation:

3.1
Party A shall provide the co-operation venue covering an area of 100 mu which situated at Xi Tang She (transliteration in Putonghua), Hong Tang (transliteration in Putonghua) Village of Dong Fu (transliteration in Putonghua) Town, but the result of the survey of the actual area of the number of mu shall prevail. Party A shall also provide the topographic map of the area and shall mark the coordinate setting on the map. It is necessary for Party A to provide Party B with the relevant co-operative agreement document over the origin of the co-operative land for record purpose. Party A shall also provide the existing basic facilities required for the development of the project on the land and Party A shall also be responsible to build up the friendly relationship with local peasants after the piece of land is put to use;

3.2
For the purpose of co-operative operation, Party B shall be responsible to provide high-tech guidance in forestry and agriculture; it shall also be responsible for providing the high-tech propagation method in agriculture and forestry and Party B can, depending on the need of the co-operation project, continue to make investments in infrastructures. Party A confirms that the intellectual property rights pertaining all techniques and modes of co-operation provided by Party B during the co-operation process belong to Party B. Party B shall be responsible for the task until it is completed and the co-operation project shall be managed by Party B and Party B has the right to exercise its discretion in respect of the sums of investment funds injected, the method of management of all infrastructures on the piece of land, the orientation of scientific research, the number of the growing of young plants projects, etc.

4.
Distribution of profits: Party B shall pay the fees for the usage of the land and for the usage of the facilities as well as the management fees in relation to surrounding areas to Party A every year, and the percentage of the benefits in respect of the co-operation projects completed shall be calculated as well. For the sake of convenience of statistical settlement, it is stipulated by the two parties that the mode of calculation shall be RMB1,000.00 exactly per mu per year; namely Party A’s annual fees for the usage of the land, for the usage of the facilities and for the management of the surrounding areas as well as the percentage of the benefits in respect of the co-operation projects completed shall be 100 x 1000 = RMB100,000.00 dollars/year.

5.	Rights and obligations:

5.1	Party A’s rights and obligations:

5.1.1	To safeguard the two parties’ co-operation project, not to have it changed or terminated;

5.1.2	If there are other organizations or individuals interfering with the co-operation project unlawfully, Party A shall be responsible for eliminating such interference;

5.1.3	Party A shall ensure that roads leading to the forestial land in the co-operation project shall be used gratis and people shall have smooth passage on the roads;

5.1.4	Party A shall undertake to have the lawful right of usage of the land during the existence of this co-operative agreement.

5.1.5
Party A shall ensure that during the co-operation period, no other parties or individuals shall claim for the right of usage of the piece of land and of the facilities, and that there is no collateral security or rights of any kind claimed as regards the piece of land. If the right of usage of the land is in issue or disputed, Party A shall be responsible for settlement and if the dispute causes Party B’s failure to exercise its rights under the co-operation agreement or to suffer any loss, Party A shall bear all responsibilities so as to compensate Party B’s direct loss or expected loss and Party B shall also be entitled to terminate this agreement;

5.1.6	Party A shall cooperate with Party B in the processing of relevant files, registration, examination and approval of the relevant papers and certificates processed by the Forestry Bureau;

5.1.7
Party A shall actively co-ordinate with Party B in order to go through formalities in relation to the processing of the relevant files, registrations, examination and approval of the relevant papers as well as certificates processed by the Forestry Bureau;

5.1.8
Party A shall keep it secret with regard to the high-tech propagation method in agriculture and forestry as well as other techniques provided by Party B. If party A is to divulge such techniques to anybody by any means, Party A shall bear all legal consequences.

5.2	Party B’s rights and obligations:

5.2.1	To safeguard the two parties’ co-operation project, not to have it changed or terminated;

5.2.2
Party B shall pay fees for the usage of land, the usage of the facilities, fees for the management of the surrounding and fees in respect of the percentage of the benefits of the task in the co-operation project completed to Party A according to the time, mode and amounts stipulated in the agreement;

5.2.3	Party B shall have the right to use the area of the land as stipulated by this agreement;

5.2.4
Fees for going through the formalities in relation to the processing of relevant files, registrations, examination and approval of the relevant papers and certificates processed by the Forestry Bureau shall be borne by Party B;

5.2.5	At the expiry of the co-operation period, Party B has to right to decide whether to fall the trees or to keep them.

6.	Special provisions:

6.1
Party A shall provide the topographic map of the land used in co-operation and shall mark the coordinate setting on the map; it is necessary for Party A to provide Party B with the relevant co-operative agreement document over the origin of the co-operative land for record purpose;

6.2
Before the co-operative agreement is entered into, all trees originally growing on the land shall belong to the co-operation project gratis. When it is necessary to augment the scope of the co-operative land because of the development of the co-operation project, Party A shall be responsible to provide the piece of land needed for the co-operation project from the 600 mu of land which Party A has originally been contracted to use and the fees for such provision shall be calculated and settled belatedly according to the criteria previously stipulated in this contract; and Party B shall also be entitled to increase the areas of land used in the co-operation project.

6.3
In case that the State is to commandeer the use of the co-operative land for the need of constructions during the performance of this agreement, both Party A and Party B shall submit themselves to the demand. At the termination of this agreement, Party A shall be responsible to deal with all governmental matters, and Party B shall be responsible to remove all new structures on the land. Party B shall have the full right to deal with all creditor’s rights and liabilities arising from the co-operation period.

7.
In case that this agreement is terminated before the agreed time due to any reason caused by Party A or Party B, causing financial loss to the opposite party; the party causing such reason shall compensate the opposite party for the loss.

8.
If there are unresolved matters during the period of the performance of the co-operation contract, both parties can, after friendly negotiations and having reached unanimous opinions, conclude a supplementary agreement which shall the same legal effect.

9.
If there are disputes arising from this agreement during its period of performance, both parties shall solve such disputes after friendly negotiations; and in case that those negotiations fail, then the disputes shall be solved by Xiamen Arbitration Commission in accordance with People’s Republic of China’s laws applicable in China.

This agreement is in hexade; Party A is holding two copies and Party B is holding four copies. This agreement has the same legal effect after it is signed and seals are affixed by both parties.

Remark: Fujian Qianlon Agricultural Technology Company Limited agreed that on 31st December 2010, it will assume all rights, interests and contractual obligations created under this agreement signed and agreed by its incorporating representative.

Party A (signed and sealed): Seal of Xiamen Tian Zhu Industrial Development Company Limited
Legal person or authorized person: /s/ Illegible

Party B (signed and sealed): Seal of Fujian Qianlon Agricultural Technology Company Limited
Legal person or authorized person /s/: Illegible

Date: 30th December 2010